Exhibit 32.2

Certification of Chief Financial Officer

Pursuant to Section 1350 of Title 18 of the United States Code

Pursuant to Section 1350 of Title 18 of the United States Code as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Philippe Faraut, the Chief Financial Officer of iAnthus Capital Holdings, Inc. (the “Company”), hereby certify that based on the undersigned’s knowledge:

1. The Company’s Annual Report on Form 10-K for the period ended December 31, 2023 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2024	/s/ Philippe Faraut
Philippe Faraut
Chief Financial Officer